Exhibit 10.5


                                 MORTGAGE SERVICING AGREEMENT

        THIS AGREEMENT made and entered into this_ day of _____________, 1996 between UNITED MORTGAGE TRUST, a Maryland real estate investment trust, having its principal place of business at 1701 N. Greenville Avenue, Suite 403, Richardson, Texas 75031, hereinafter called "Investor" and SOUTH CENTRAL MORTGAGE, INC., a corporation duly organized under the laws of Texas, and having its principal place of business at 1701 N. Greenville Avenue, Suite 403, Richardson, Texas 75031, hereinafter called the "Servicer":

                                  WITNESSETH:

        WHEREAS, Investor has acquired or may acquire as holder and owner, certain notes secured by deeds to secure debt, deeds of trust, and mortgages on real property and the parties hereto contemplate that Servicer shall, in the manner as herein provided, service such notes, deeds to secure debt, deeds of trust, and mortgages subject to the terms hereof, all of which instruments are hereinafter sometimes referred to as "mortgages"; and

        WHEREAS, Investor desires Servicer to service the mortgages in the manner as herein provided and to manage the premises covered thereby in the event that the premises are conveyed to Investor pursuant to a foreclosure or deed in lieu of foreclosure in the manner as herein provided;

        NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, it is agreed by and between the parties hereto as follows:

1.  COLLECTIONS FROM MORTGAGOR
        Effective from the date of delivery of the mortgages to Investor from Servicer and continuously thereafter until the principal and interest of the mortgages are paid in full, or until any foreclosure sale or conveyance of the property securing the mortgage by deed in lieu of foreclosure, Servicer shall diligently proceed to collect all payments due under the mortgages as and when the same payments are due, and make remittance of the same (less the servicing fee herein provided for) to Investor in accordance with the terms hereof.

2.  REMITTANCE AND HANDLING OF FUNDS
        Servicer shall pay monthly to Investor or its order on or about the 25th day of each month but not later than the last day of each month all funds previously received by Servicer from mortgagors which are applicable to the payment of principal and interest (less the servicing fee herein provided for) on the mortgages. Each such remittance shall be accompanied by a reconciliation for the then current month of the total mortgage account of Investor being serviced by Servicer. As to any mortgages reported as delinquent in the reconciliation accompanying the monthly remittance, reports of collections of such delinquent items shall be made by Servicer to Investor as the same are received by

Servicer. A trust account or accounts shall be maintained by Servicer in a bank whose accounts are insured by the Federal Deposit Insurance Corporation. Servicer's records shall clearly show the respective interests of Investor and of each individual mortgagor in all accounts maintained aforesaid.

        Servicer shall maintain appropriate bookkeeping records of each payment made by each mortgagor, showing the amounts applicable to principal, interest, taxes, hazard insurance and mortgage insurance. Servicer shall also maintain appropriate records of all payments remitted to Investor and of all funds returned by Investor to Servicer for the purpose of discharging mortgagee's duties, rights or privileges hereunder or under the mortgage documents and shall also maintain appropriate records of the application of the funds returned by Investors to Servicer for the purposes aforesaid.

3.  COMPENSATION OF SERVICER
        As full compensation for its services rendered as herein provided, Servicer shall retain from each monthly payment collected an amount equal to 1/12 of 1/2 of 1% of the principal balance of the note upon which the monthly interest payment is computed. If any late charge on any past due payment or installment on any loan is received by Servicer from any mortgagor pursuant to the terms of any loan document, such late charge shall be retained by Servicer as additional compensation to Servicer.

4.  INSURANCE
        At all times during the existence of each mortgage, Servicer shall require each mortgagor to maintain insurance on all of the buildings upon the premises covered by each mortgage for loss or damage by fire, with extended coverage, and for such other insurable hazards and risks as are customarily required by the Servicer or other prudent lenders with respect to similar types of loan in the locality and with insurance companies rated "B Plus" or better by Alfred M. Best Company, Inc. Servicer shall hold for the account of Investors all such polices which shall be endorsed in such a manner as to indicate that losses payable thereunder are payable to Investor as first mortgagee as the interest of such first mortgagee may appear. Servicer shall attempt to collect the proceeds from such policies with respect to all losses which may occur, and after obtaining the endorsement or the mortgagor, if required and if possible, and unless otherwise directed in writing by Investor, Servicer shall transmit all checks for such proceeds to Investor, or if the loss be $5,000.00 or less, in lieu of such transmittal, Servicer may endorse such checks and drafts on behalf of Investor and permit the mortgagor to apply such proceeds to the repair of the property. In the cases where losses shall have occurred for which the insuring company or companies shall, pursuant to its or their policy or policies, pay an amount in excess of 52,500.00, Servicer shall inspect all repairs so as to ascertain if the work is done properly unless instructed to the contrary by Investor as mortgagee. Servicer shall promptly notify

Investor of any loss or damage by fire or from any other cause to the mortgaged premises exceeding $5.000.00 of which the Servicer has actual notice.

        As to each mortgage and insofar as applicable, where it is determined that the mortgaged premises are within an area identified by the Secretary of Housing and Urban Development as having special flood hazards and flood insurance is available under the National flood program, Servicer shall cause each mortgagor to maintain insurance against loss due to flood at all times during the existence of such mortgage.

5.  DEFAULTS OF MORTGAGOR
        In the event that principal and interest and all other charges with respect to any mortgage are not paid on or before the first day of the month following the month they become due and payable, Servicer shall notify Investor of the same, and monthly thereafter until the default is cured, shall send to Investor a statement listing the account numbers, the due date and amount of default for each such mortgage, together with a report of the servicing and collection activities in respect to each such mortgage and a recommendation as to the future action to be taken in respect thereto. In the event any mortgagor fails to perform any other covenant or obligation under any mortgage, and such failure continues for a period of one month from the time such default comes to the attention of Servicer, Servicer shall notify Investor of the nature and extent of the default and the efforts taken by the Servicer to cause such default to be cured, together with a recommendation as to the future action to be taken in respect thereto. in addition to the statement, reports and recommendations as to defaults hereinabove required, Servicer shall send to Investor such additional statements, reports and recommendations of the character hereinabove provided, as Investors may from time to time request.

6.  LIMITATION OF SERVICER'S AUTHORITY
        Servicer is authorized only to receive and to forward the monthly payments as provided in the notes and mortgages for interest, amortization of principal, and service or other charges where called for herein, and shall not receive and forward to Investor any additional sums in reduction of the principal amount of the mortgage or for the retirement thereof (unless permitted by the terms of the mortgage) without the written consent and authority of Investor. Servicer is not authorized or empowered to waive or vary the terms of any note or mortgage and shall not at any time waive or consent to a postponement of strict compliance on the part of the mortgagors with any term, provision or covenant of the mortgages, nor grant in any other manner any indulgence to any mortgagor except as may be required by law or regulation. Servicer is charged with complying with all terms of any Note or Mortgage and will insure a delivery of all notice requirements in a timely manner and comply with all provisions set forth in any Note or

Mortgage.

        The Servicer will comply with all applicable laws in carrying out its duties hereunder.

7.  INSPECTIONS
        Servicer shall make an inspection of the premises within 60 days of the time any default comes to the attention of Servicer and shall until any foreclosure sale or conveyance of the property securing the mortgage by deed in lieu of foreclosure, make such reasonable additional inspections as Investor may from time to time request, and shall promptly call to the attention of Investor any substantial lack of repair or other substantial deterioration suffered, committed, or threatened in respect to such premises. Servicer shall furnish Investor with a written report covering such inspections upon request of investor.

8.  VACANCIES AND SALES
        Servicer shall promptly notify Investor of any vacancies in any of the mortgaged premises which come to its attention. Upon request of Investor, servicer shall notify Investor of any sale or transfer of the legal or equitable title to any of the mortgaged premises which come to its attention.

9.  FORECLOSURE
        In case of default with respect to any mortgage, the Servicer when so authorized by Investor, shall promptly institute foreclosure proceedings or proceed to acquire the property by other means in accordance with applicable law and the requirements of all applicable documents, provided however, that Investor shall indemnify the Servicer for all costs and expenses necessary to complete foreclosure proceedings and for preservation of the property, including reasonable attorney fees. The Servicer shall have the authority and power to appoint attorneys for the purpose of foreclosure and to negotiate with the mortgagor to acquire the secured property by deed in lieu of foreclosure. The Servicer shall conduct all proceedings as directed by Investor.

10.  PROPERTY MANAGEMENT
        In the event that foreclosure proceedings are instituted by Servicer, then unless and until otherwise directed by Investor, and when authorized by the Court where such authority is required, Servicer, from the date of commencement until the termination thereof by foreclosure sale, or by acceptance of a deed in lieu of foreclosure from mortgagor, shall (a) protect the mortgaged premises under foreclosure in such manner and to such extent as are customarily embraced in the proper protection of properties in the locality involved, (b) maintain insurance on the premises in the manner provided in Paragraph 4 hereof, and (c) render to Investor such reports as Investor may reasonably require. Servicer shall have no further responsibility under the terms hereof with respect to the management, inspection, protection or sale of such property after the foreclosure sale or the acceptance of a deed in lieu of foreclosure from mortgagor.

        Servicer shall segregate and hold for Investor until paid over to it, in a special custodial account of the character described in Paragraph 2 hereof, all monies in respect to said premises which shall come into the hands of Servicer.


11.  RECORDS
        Servicer shall keep satisfactory books and records pertaining to the mortgages, and upon the termination of this agreement, Investor shall be permitted at its own expense to make copies of such of these records as it may desire. Such books and records may be removed from Servicer's office for the purpose of copying, and shall be returned within a reasonable time. Servicer shall maintain and preserve all records with respect to each mortgage or loan serviced hereunder for Investor until each mortgage or loan shall have been paid in full and satisfied or foreclosed.

12.  ASSIGNMENT AND SATISFACTION
        This agreement shall not be assignable by Servicer or its successors, without the consent of Investor, its successors and assigns. This agreement shall inure to the benefit of the parties hereto and their respective successors or assigns.

        In the event any owner of any of the mortgaged premises shall satisfy, pay and discharge the mortgage indebtedness, then the obligations and rights hereunder of both parties shall continue in full force and effect with respect to the remaining mortgages. In the event of either or both the sale or assignment of any or all of the mortgages which may now or hereafter be serviced by the Servicer for Investor hereunder, Servicer agrees to service, upon all of the terms and conditions contained in the agreement, such mortgages so sold or assigned, for the party or parties to whom Investor shall have sold or assigned the same mortgages or any of the same.

13.  SERVICER-INDEPENDENT CONTRACTOR
        Servicer is and shall be an independent contractor and is not and shall not be subject to direction by Investor as to the manner of the performance of the Servicer's obligations hereunder.

14.  TERMINATION
        Investor may terminate this agreement with or without cause upon thirty (30) days written notice to Servicer and upon payment to Servicer of a sum equal to 1% of the aggregate principal amount then outstanding on all of the loans as to which servicing is being terminated provided, however, that Investor shall pay no termination fee when a mortgage is withdrawn from this agreement by reason of foreclosure or satisfaction of such mortgage. Upon termination of this agreement in any manner, Servicer shall forthwith deliver to Investor a statement showing the payments collected and all monies held by it for payment of taxes, insurance and other charges, and shall immediately pay over to Investor all monies so collected and held. Servicer shall further turn over to Investor at the main office of Servicer all books, papers and records, or transcripts thereof, pertaining to the mortgages for which the servicing is being terminated.

15.  TERM OF AGREEMENT
        Unless sooner terminated as herein provided, this agreement shall continue from the date hereof through the term of the mortgage having the longest term until the principal and interest on all of the mortgages are paid in full, or until completion of proceedings instituted to foreclose all of the mortgages remaining subject to the terms of this agreement or title to the mortgaged premises is acquired by Investor by deed in lieu of foreclosure; provided, however, that this agreement shall nevertheless remain in effect for the period and to the extent provided in Paragraphs 9 and 10 hereof.

16.  NO WAIVER
        None of the provisions contained in this agreement shall be deemed waived, altered, modified or changed except by an agreement in writing signed by the parties hereto.

17.  ADDRESSES
        Notices required to be provided pursuant to the within agreement shall be sent by overnight delivery service or mailed to the parties at the addresses set forth in the first paragraph of this Agreement or at such other addresses as the parties may from time to time designate in writing. Notice shall be deemed effective upon actual receipt or within five (5) days following deposit in the United States Postal System.

18.  APPLICABLE LAW
        This agreement shall be governed by and construed under the Laws of the State of Texas.

19.  DISCLAIMER
        The parties acknowledge that Investor may purchase or may have purchased loans from third parties pursuant to agreements containing representations and warranties made by the sellers of said loans. The parties hereto agree that Servicer does not warrant in any respect the loans purchased or to be purchased by Investor from any third parties and the parties expressly agree that Servicer is not responsible for any acts or omissions of prior owners or servicers of such loans.

20.  PRESUMPTION OF OWNERSHIP
        Upon assignment by Investor of any mortgage being serviced hereunder, Investor shall mail written notice thereof to Servicer, giving the name and address of the assignee of Investor. Until

Servicer receives such written notice, Investor shall be presumed to be the owner of such mortgage and Servicer is hereby authorized and directed to continue making payments hereunder to Investor.

21.  OBLIGATIONS OF PARTIES
        The parties acknowledge that nothing contained herein shall obligate Investor to engage the services of Servicer with respect to any loan owned or hereafter acquired by Investor and nothing contained herein shall obligate Servicer to undertake the servicing of any such loan.

        IN WITNESS WHEREOF, each party has caused this agreement to be signed and executed by the parties duly authorized on the day and year written above.

                                                   UNITED MORTGAGE TRUST



                                          By:
                                                ----------------------------
                                                Christine Griffin, President


                                                SOUTH CENTRAL MORTGAGE, INC.



                                          By:
                                                ----------------------------
                                                Todd Etter, President